Exhibit 99.2

Q2 Financial PerformanceAugust 1, 2016

‘Non-GAAP’ Items and Forward-Looking StatementsThis presentation contains the following non-GAAP measures:Percentage changes in net sales, excluding currency rate effects (for each segment, and the Company as a whole);Adjusted EBITDA (for each segment, and the Company as a whole);Net debt; andNet income per share attributable to the Company, excluding adjustments. We think such items provide useful information to investors regarding the Company’s core operational performance. See the Company’s earnings release (which accompanies this presentation) for additional information including reconciliations to GAAP measures. This presentation also may contain statements, estimates, or projections that constitute “forward-looking statements” as defined under U.S. federal securities laws. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. We disclaim any obligation to update any information in this presentation to reflect any changes or developments after the date on the cover page. Certain additional disclosures regarding our use of these ‘non-GAAP’ items and forward-looking statements are set forth in our second-quarter earnings press release dated August 1, 2016, and in our SEC filings, including our most recent quarterly reports and our annual reports for the years ended December 31, 2013, 2014, and 2015. Our use of such items in this presentation is subject to those additional disclosures, which we urge you to read. 2 et Sales by Segment 3 (in thousands, except percentages) Net SalesThree Months endedJune 30, 2016 2015 PercentChange Impact of Changesin CurrencyTranslation Rates Percent Changeexcluding Currency Rate Effect Machine Clothing (MC) $148,934 $150,561 -1.1% ($246) -0.9% Albany Engineered Composites (AEC) 54,256 21,728 149.7% 91 149.3% Total $203,190 $172,289 17.9% ($155) 18.0% (in thousands) Net SalesSix Months endedJune 30, 2016 2015 PercentChange Impact of Changesin CurrencyTranslation Rates Percent Changeexcluding Currency Rate Effect Machine Clothing (MC) $294,197 $309,055 -4.8% ($2,085) -4.1% Albany Engineered Composites (AEC) 81,324 44,558 82.5% 34 82.4% Total $375,521 $353,613 6.2% ($2,051) 6.8%

Profit Margin by QuarterPercentage of Net Sales 4 Includes 8.1% impact from BR725 charge

5 Earnings Per Share 5 Per share amounts (Basic) Three Months endedJune 30, 2016 2015 Six MonthsEndedJune 30, 2016 2015 Net income/(loss) attributable to the Company, as reported (GAAP) $0.32 ($0.07)* $0.74 $0.31* Adjustments: Restructuring expenses, net 0.13 0.02 0.14 0.20 Discrete tax adjustments and effect of change in income tax rate (0.01) 0.02 (0.03) 0.01 Foreign currency revaluation (gains)/losses (0.04) 0.04 (0.01) (0.06) Acquisition expenses 0.08 - 0.11 - Gain on sale of investment - - - (0.02) Net income attributable to the Company, excluding adjustments (non-GAAP) $0.48 $0.01 $0.95 $0.44 * Includes $0.28 charge for BR725

Net Income (GAAP) and Adjusted EBITDA (non-GAAP) by Segment 6 Three Months ended June 30, 2016 (in thousands) Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company Net income/(loss) (GAAP) $35,405 ($5,848) ($19,456) $10,101 Interest expense, net - - 3,691 3,691 Income tax expense/(benefit) - - 6,082 6,082 Depreciation and amortization 9,496 6,354 2,109 17,959 EBITDA (non-GAAP) 44,901 506 (7,574) 37,833 Restructuring expenses, net 5,434 1,147 67 6,648 Foreign currency revaluation (gains)/losses (330) (1) (1,571) (1,902) Acquisition expenses - 3,771 - 3,771 Pretax (income)/loss attributable to non-controlling interest in ASC - 276 - 276 Adjusted EBITDA (non-GAAP) $50,005 $5,699 ($9,078) $46,626 Three Months ended June 30, 2015 Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company $33,323 ($18,633) * ($16,810) ($2,120) - - 2,702 2,702 - - (364) (364) 10,212 2,869 2,103 15,184 43,535 (15,764) (12,369) 15,402 1,211 - - 1,211 394 1 1,880 2,275 - - - - - (64) - (64) $45,140 ($15,827) ($10,489) $18,824 * Includes $14 million charge for BR725

Net Income (GAAP) and Adjusted EBITDA (non-GAAP) by Segment 7 Six Months ended June 30, 2016 (in thousands) Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company Net income (GAAP) $72,543 ($9,553) ($39,573) $23,417 Interest expense, net - - 5,929 5,929 Income tax expense/(benefit) - - 13,125 13,125 Depreciation and amortization 18,813 9,750 4,216 32,779 EBITDA (non-GAAP) 91,356 197 (16,303) 75,250 Restructuring expenses, net 6,132 1,147 48 7,327 Foreign currency revaluation

Net Income (GAAP) and Adjusted EBITDA (non-GAAP) by Segment 7 Six Months ended June 30, 2016 (in thousands) Machine Clothing Albany Engineered Composites Corporate expenses and other Total Company Net income (GAAP) $72,543 ($9,553) ($39,573) $23,417 Interest expense, net - - 5,929 5,929 Income tax expense/(benefit) - - 13,125 13,125 Depreciation and amortization 18,813 9,750 4,216 32,779 EBITDA (non-GAAP) 91,356 197 (16,303) 75,250 Restructuring expenses, net 6,132 1,147 48 7,327 Foreign currency revaluation